UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HELIOS AND MATHESON ANALYTICS INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

April 17, 2014

Dear Shareholder:

You are cordially invited to attend the Helios and Matheson Analytics Inc. Annual Meeting of Shareholders on May 5, 2014. The meeting will begin promptly at 10:00 a.m. at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118.

The official Notice of Annual Meeting of Shareholders, proxy statement, proxy card and return envelope are included with this letter. Also enclosed is our Annual Report to shareholders for the year ended December 31, 2013. The matters listed in the Notice of the Annual Meeting of Shareholders are described in detail in the proxy statement.

The vote of every shareholder is important. Please review carefully the enclosed materials and then sign, date and promptly mail your proxy. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

The Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely,

HELIOS AND MATHESON ANALYTICS INC.

/s/ Divya Ramachandran
Divya Ramachandran, President and Chief Executive Officer

HELIOS AND MATHESON ANALYTICS INC.
EMPIRE STATE BUILDING 350 FIFTH AVENUE
NEW YORK, NEW YORK 10118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2014

To the Shareholders of HELIOS AND MATHESON ANALYTICS INC.

PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Helios and Matheson Analytics Inc. (“Helios and Matheson” or the “Company”) will be held at 10:00 a.m. (local time), on May 5, 2014, at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118 for the following purposes:

1.	To elect the Board of Directors of the Company to serve until the Annual Meeting of Shareholders in 2015 and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Mercadien, P.C. as the independent auditor of the Company for the year ending December 31, 2014;

3.	To approve the Helios and Matheson Analytic Inc. 2014 Equity Incentive Plan; and

4.	To approve, on an advisory basis, the compensation of our named executive officers.

Only shareholders of record at the close of business on March 28, 2014 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

You may vote in person or by proxy. You may cast your vote by dating and signing the enclosed proxy exactly as your name appears thereon and promptly returning such proxy in the envelope provided. If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

You may revoke your proxy by voting in person at the meeting, by written notice to the Secretary of the Company or by executing and delivering a later-dated proxy by mail, prior to the closing of the polls. Attendance at the meeting does not by itself constitute revocation of a proxy. All shares that are entitled to vote and are represented by properly completed proxies timely received and not revoked will be voted as you direct.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This proxy statement and the accompanying form of proxy, together with the Company’s 2013 Annual Report to shareholders, are being mailed to shareholders on or about April 17, 2014. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Umesh Ahuja

             Umesh Ahuja

             Chief Financial Officer and Secretary

April 17, 2014

New York, New York

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1

PROPOSAL 1: ELECTION OF DIRECTORS	3

CORPORATE GOVERNANCE	5

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8

PROPOSAL 3: APPROVAL OF HELIOS AND MATHESON ANALYTICS INC. 2014 EQUITY INCENTIVE PLAN	9

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION	11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	12

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	13

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	14
Executive Officer	14
Summary Compensation Table for 2013 and 2012	14
Option Exercises for 2013	14
Outstanding Equity Awards at 2013 Fiscal Year End	15
Employment Agreements and Potential Post-Employment Payments and Benefits	15
Director Compensation	15

SHAREHOLDER PROPOSALS	16

OTHER BUSINESS	16

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS	16

HELIOS AND MATHESON ANALYTICS INC.
EMPIRE STATE BUILDING, 350 FIFTH AVENUE, STE 7520
NEW YORK, NEW YORK 10118
(212) 979-8228

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 5, 2014

This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Helios and Matheson Analytics Inc., a Delaware corporation (“Helios and Matheson” or the “Company”), to be voted at its Annual Meeting of Shareholders which will be held at 10:00 a.m. (local time), on May 5, 2014 at the Company’s headquarters located at Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118 and at any postponements or adjournments thereof (the “Annual Meeting”).

At the Annual Meeting, the Company’s shareholders will be asked (i) to elect Messrs. Srinivasaiyer Jambunathan, Viraj Patel, Kishan Grama Ananthram and Ms. Divya Ramachandran as directors of the Company to serve until the Annual Meeting of Shareholders in 2015 and until their respective successors are duly elected and qualified (ii) to ratify the appointment of Mercadien, P.C. as the Company’s independent auditor for the year ending December 31, 2014; (iii) to approve the Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan; (iv) to approve, on an advisory basis, the compensation of our named executive officers.

This proxy statement and the accompanying form of proxy, together with the Company’s Annual Report to shareholders, are being mailed to shareholders on or about April 17, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 5, 2014:

This proxy statement and the Company’s Annual Report to Shareholders are available for viewing, printing and downloading at www.hmny.com, under investor relations.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any shareholder upon written request to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York, 10118, Attention: Mr. Umesh Ahuja, Secretary. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are also available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

PROXY SOLICITATION

Proxies may be solicited by mail, personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). Since the Company is making this solicitation the expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company.

In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company’s common stock.

REVOKING YOUR PROXY

A shareholder may revoke a proxy at any time before it is exercised by one of the three following ways:

●

By filing with the Secretary of the Company a written revocation to the attention of Mr. Umesh Ahuja, Secretary, Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York, 10118, Telephone: (212) 979-8228. We must receive your written revocation before the time of the Annual Meeting;

●	By submitting a duly executed proxy bearing a later date than your original proxy. We must receive such later dated proxy before the closing of the polls; or

●

By voting in person at the meeting. However, attendance at the Annual Meeting does not by itself constitute revocation of a proxy. A shareholder who holds shares through a broker or other nominee must bring a legal proxy ballot to the meeting if that shareholder desires to vote at the meeting.

VOTING YOUR SHARES

Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” proposals 1, 2, 3 and 4.

Under the Company’s By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of common stock, voting as a single class, entitled to vote, constitutes a quorum for the transaction of business. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which instructions have not been received from the beneficial owners or persons entitled to vote, and (i) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

VOTES REQUIRED FOR APPROVAL

Shares Entitled to Vote. Only holders of record of the Company’s common stock at the close of business on March 28, 2014 (the “Record Date”) are entitled to notice, to attend and to vote at the Annual Meeting with each share entitled to one vote. As of the close of business on the Record Date, the Company had 2,330,438 shares of common stock outstanding.

Votes Required. The votes required on each of the proposals are as follows:

Proposal 1: Election of Directors

The four nominees for director who receive the most votes will be elected. This is called a “plurality”. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee. If you do not provide instructions on how to vote for a particular nominee, your broker will not vote with respect to such director.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares of common stock present in person or by proxy which are entitled to vote at the Annual Meeting is required to ratify the Audit Committee's selection of the independent registered public accounting firm. If you abstain from voting, your abstention will count as a vote cast against the proposal.

Proposal 3: Approval of Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan

The affirmative vote of a majority of the shares of common stock present in person or by proxy which are entitled to vote at the Annual Meeting is required to approve the Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan. If you abstain from voting, your abstention will count as a vote cast against the proposal.

Proposal 4: Advisory vote on Executive Compensation

Proposal 4 is an advisory vote and is non-binding on the Company and the Board. The proposal solicits advice only and therefore, there is no minimum number of votes required with respect to this proposal.

Controlled Company

Helios and Matheson Information Technology Ltd., an IT services organization with its corporate headquarters in Chennai, India, referred to herein as "Helios and Matheson Parent", owns approximately 75% of the Company’s outstanding common stock.

Helios and Matheson is a “Controlled Company” for purposes of the listing requirements of The NASDAQ Stock Market. A “Controlled Company” is a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company. Certain NASDAQ requirements do not apply to a “Controlled Company”, including requirements: (i) that a majority of its Board of Directors must be comprised of “independent” directors as defined in NASDAQ’s rules; and (ii) that the compensation of officers and the nomination of directors be determined in accordance with specific rules, generally requiring determinations by committees comprised solely of independent directors or in meetings at which only the independent directors are present.

PROPOSAL 1

ELECTION OF DIRECTORS

We are asking our shareholders to elect four directors at the Annual Meeting. Each director will be elected to serve until the Annual Meeting of Shareholders in 2015 and until their respective successors are duly elected and qualified, unless he/she resigns or is removed before the term expires. Each of the nominees listed below is currently a member of the Board of Directors and each of them has consented to serve as a director if elected. Each of the nominees listed below was recommended by Helios and Matheson Parent. There is detailed information about each of the nominees available in the section of this proxy statement titled “Nominees Standing for Election”.

If any of the nominees cannot serve for any reason, the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the Board seat or seats open until a suitable candidate or candidates are nominated, or it may decide to reduce the size of the Board.

Nominees Standing for Election

The following nominees are standing for election to serve as directors until the Annual Meeting of Shareholders in 2015:

Name	Age	Position
Srinivasaiyer Jambunathan	75	Chairman and Director
Kishan Grama Ananthram	50	Director
Viraj Patel	51	Director
Divya Ramachandran	34	Director

Srinivasaiyer Jambunathan has been a director of the Company since August 22, 2006 and Chairman of the Board since April 1, 2008. Mr. Jambunathan was named Vice Chairman of the Board of Directors on November 8, 2006 and Lead Director on April 25, 2007. Mr. Jambunathan is the Chairman of the Nominating and Corporate Governance Committee and the Executive Committee as well as a member of the Audit Committee and Compensation committee. Mr. Jambunathan is a director for Patel Engineering Company Limited. Since January 2001, Mr. Jambunathan has served as non-executive Chairman of First Policy Insurance Pvt. Ltd. From November 2003 to May 2007, Mr. Jambunathan was a director of JSW Steel Ltd. Mr. Jambunathan served as a director of the Bombay Stock Exchange, and thereafter, Bombay Stock Exchange Limited for a total period of six years until 2006. Mr. Jambunathan was also the non-executive Chairman of Bombay Stock Exchange from March 2003 to August 2005. From March 2005 to August 2005 Mr. Jambunathan also served as non-executive Chairman of Provogue India Ltd., a men’s designer wear and fashion apparel company. Mr. Jambunathan was Chairman of the local Advisory Board, State Bank of Mauritius from 1996 to 2001. Mr. Jambunathan brings to the Company’s Board a wealth of knowledge of organizational and operational management as well as board leadership experience essential to a public company and led us to conclude that he should continue to serve as a director.

Viraj Patel is a seasoned finance executive with over 25 years of multinational experience in technology, life sciences and industrial companies. Mr. Patel began his professional career at Pricewaterhouse, New York and holds a BBA from Pace University, New York. He is a Certified Public Accountant from the State of New York and is a member of the New York State Society of CPAs and a member of the American Institute of Certified Public Accountants. Mr. Patel currently serves as the CFO of Aspire Public Schools, a leading National K- 12 Charter Management Organization, a position he has held since September 2013. Prior to his employment with Aspire, Mr. Patel worked as the CFO of Deeya Energy from September 2010 through March 2013. Previously, Mr. Patel has served as a CFO of leading technology public companies such as UTStarcom (from November 2005 to February 2010) and Avanti (acquired by Synopsys). Mr. Patel also served as Vice President of Finance at Nektar Therapeutics and Chief Accounting Officer at Pall Corporation. Mr. Patel’s education and experience as a CPA and CFO led us to conclude that he should continue to serve as a director.

Kishan Grama Ananthram has been a director of the Company since August 22, 2006. Mr. Ananthram is the Chairman of the Compensation Committee and a member of the Executive Committee and Audit Committee. Mr. Ananthram has served as the Founder, Chairman and Chief Executive Officer of IonIdea, Inc., a software product and engineering outsourcing company since January 1994. Mr. Ananthram has over 20 years of entrepreneurial, management, sales and technology experience. Prior to founding IonIdea, Inc. Mr. Ananthram held various technical and management positions with NUS, Sprint, GTE, Fannie Mae and Hughes. Mr. Ananthram brings to the Company’s Board over 20 years of entrepreneurial, management, sales and technology experience which led us to the conclusion that he should continue to serve as a director.

Divya Ramachandran has been a director of the Company since August 22, 2006. Ms. Ramachandran is a member of the Executive Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Since May 2010, Ms. Ramachandran has been President and Chief Executive Officer of the Company. From February 2004 to May 2010, Ms. Ramachandran was employed by Helios and Matheson Information Technology Ltd., the Company’s parent, initially focusing on mergers and acquisitions and later on sales and client relationships. From June 2003 to January 2004, Ms. Ramachandran was Program Director for General Management Programs at the Indian School of Business. From July 2002 to January 2003, Ms. Ramachandran was a Senior Manager, Strategy and Restructuring Cell for Lupin Limited, one of India’s leading pharmaceutical companies. From June 2000 to 2001, Ms. Ramachandran was an associate with Arthur Andersen. Ms. Ramachandran brings to the Company’s Board valuable insight into organizational and operational issues as well as experience in managing complex global information technology companies which led us to the conclusion that she should continue to serve as a director.

Recommendation

The Nominating and Corporate Governance Committee has nominated each of the director nominees set forth in Proposal 1. The Board of Directors recommends that shareholders vote FOR each of the nominees.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

During the year ended December 31, 2013, the Board of Directors met twelve times. The Board of Directors has an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Committee of Independent Directors and an Executive Committee. During 2013, the Audit Committee held eight meetings, the Executive Committee held three meetings, the Nominating and Corporate Governance Committee held two meetings and the Compensation Committee held two meetings. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors. During 2013, each member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees on which he or she served.

It is anticipated that each member of the Board of Directors will attend the Company’s 2014 Annual Meeting of Shareholders. At the Company’s 2013 Annual Meeting of Shareholders, all four directors were in attendance. The Company does not have a formal policy with respect to directors’ attendance at the Annual Meeting of Shareholders.

Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s Bylaws, the Board of Directors elects the Company’s Chairman and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by different people. The Board of Directors believes that the Company and its shareholders are best served by having a policy that provides the Board of Directors the ability to select the most qualified and appropriate individual to lead the Board as Chairman. The Board of Directors also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board of Directors believes it is appropriate at this time to maintain separate offices of Chairman and Chief Executive Officer as it allows the Company’s Chief Executive Officer to focus primarily on her management responsibilities.

In May 2013, the Board of Directors appointed Mr. Srinivasaiyer Jambunathan as the Company’s Chairman of the Board. Mr. Jambunathan is expected to continue to serve as Chairman of the Board following the Company’s 2014 Annual Meeting.

The Company is exposed to a number of risks that are inherent with every business. Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks. While management is responsible for the day-to-day management of these risks, the Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management. The Board of Directors is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management. The Board of Directors has delegated to the Audit Committee the primary role in carrying out risk oversight responsibilities. The Audit Committee’s Charter provides that it will discuss significant risks or exposures and assess the steps management has taken to minimize such risks to the Company. The Board of Directors has also delegated to other committees the oversight of risks within their areas of responsibility and expertise. For example, the Compensation Committee oversees risks associated with the Company’s policies and practices relating to compensation.

Independent Directors

Upon consideration of the criteria and requirements regarding director independence set forth in NASDAQ Rule 5605, the Board of Directors has determined that the following three nominees, Messrs. Jambunathan, Patel and Ananthram, meet NASDAQ’s independence standards.

Audit Committee

Audit Committee. The Audit Committee is authorized to engage the Company’s independent auditors and review with such auditors (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company’s financial statements following completion of their audit and (iii) the Company’s policies and procedures with respect to internal accounting and financial controls. In addition, pursuant to NASDAQ Rules, the Company must have an Audit Committee composed of at least three members, each of whom must satisfy specified independence and qualification criteria. Currently, the Audit Committee is comprised of Messrs. Patel (Chairman), Ananthram and Jambunathan. The Board of Directors has determined that Mr. Patel qualifies as an “audit committee financial expert.” The Board of Directors has determined that each of the members of the Audit Committee is independent (as independence is defined in NASDAQ Rule 5605(a)(2) and in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended). During the year ended December 31, 2013, the Audit Committee held eight meetings. The Audit Committee Charter is posted at the Company’s website, www.hmny.com, under “Who we are”. Any person may obtain a copy of the Audit Committee Charter without charge by calling 212-979-8228 or by writing to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, NY 10118, Attention Mr. Umesh Ahuja, Secretary.

Compensation Committee

Compensation Committee. The Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers, provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within three months of the subject action. The Compensation Committee is also authorized to administer the Company’s 2014 Equity Incentive Plan. Currently, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Jambunathan and Ms. Ramachandran. The Board of Directors has determined that Mr. Ananthram and Mr. Jambunathan are independent members of the Compensation Committee (as independence is defined in NASDAQ Rule 5605(a)(2)). The Compensation Committee met twice during the year ended December 31, 2013. The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems it appropriate and in the best interests of the Company. The Compensation Committee Charter is posted at the Company’s website, www.hmny.com, under “Who we are”.

Nominating and Corporate Governance Committee

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is authorized to nominate candidates to the Board of Directors. Currently the Nominating and Corporate Governance Committee is comprised of Messrs. Jambunathan and Ananthram and Ms. Ramachandran. The Board of Directors has determined that, with the exception of Ms. Ramachandran, the members of the Nominating and Corporate Governance Committee are independent (as independence is defined in NASDAQ Rule 5605(a)(2)). The Nominating and Corporate Governance Committee Charter is posted at the Company’s website, www.hmny.com, under “who we are”. The Nominating and Corporate Governance Committee met two times during the year ended December 31, 2013.

The Nominating and Corporate Governance Committee receives recommendations for director nominees from a variety of sources, including from shareholders, management and members of the Board of Directors. Shareholders may recommend any person to be a director of the Company by writing to the Company’s Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the SEC rules in a proxy statement listing the candidate as a nominee for director. There has been no material change to these procedures.

In conducting a search for director candidates, the Nominating and Corporate Governance Committee may use its network of contacts to compile a list of potential candidates, but it may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee generally reviews all recommended candidates at the same time and subjects all candidates to appropriate review criteria. Members of the Board of Directors should be qualified, dedicated, ethical and have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Nominating and Corporate Governance Committee evaluates candidates in the context of the current composition of the Board of Directors, and these recommendations are submitted to the Board of Directors for review and approval. As part of this assessment, the Nominating and Corporate Governance Committee considers diversity of age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and its committees. The Nominating and Corporate Governance Committee is also responsible for providing a leadership role in shaping and monitoring the corporate governance practices of the Company.

Executive Committee

Executive Committee. The Executive Committee has all the powers of the Board of Directors except for the matters that have been explicitly delegated by the Board of Directors to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The objectives of the Executive Committee include: (i) focusing on business development, (ii) assisting in formulating business strategies, (iii) monitoring the Company’s progress on a monthly basis (actual vs. planned performance), (iv) controlling expenditures, (v) when necessary, taking appropriate corrective action, (vi) formulating plans for the future, (vii) helping management improve performance and sanctioning actions by management to do so, (viii) periodically reviewing in consultation with the Company’s Chief Executive Officer the Company’s management succession planning and (ix) other actions consistent with applicable law and the Company’s governing documents that the Executive Committee or the Board deems appropriate. Pursuant to Delaware General Corporate Law, the Executive Committee may not approve, adopt or recommend to shareholders any action or matter other than the election or removal of directors expressly required to be submitted to shareholders for approval or the adoption, amendment or repeal of any bylaw of the Company. Currently the Executive Committee is comprised of Messrs. Jambunathan (Chairman) and Ananthram and Ms. Ramachandran. During the year ended December 31, 2013, the Executive Committee met three times.

Other Committees

The Board of Directors may establish additional standing or ad hoc committees from time to time.

Shareholder Communications with the Board

Correspondence from the Company’s shareholders to the Board of Directors or any individual directors or officers should be sent to the Company’s Secretary. Correspondence addressed to either the Board of Directors as a body, or to any director individually, will be forwarded by the Company’s Secretary to the Chairman of the Nominating and Corporate Governance Committee or to the individual director, as applicable. The Company’s Secretary will regularly provide to the Board of Directors a summary of all shareholder correspondence that the Secretary receives. This process has been approved by the Company’s Board of Directors.

All correspondence should be sent to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, NY 10118, Attention: Mr. Umesh Ahuja, Secretary. The Secretary will screen all communications for product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material before forwarding the correspondence to the Board.

Compensation Committee Interlocks and Insider Participation

As noted above, currently, the Compensation Committee is comprised of Messrs. Ananthram (Chairman), Jambunathan and Ms. Ramachandran. Since May 2010, Ms. Ramanchandran has been the President and Chief Executive Officer of the Company. None of the other members of the Compensation Committee has ever been an officer or employee of the Company.

Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea. The Company currently uses professional services and equipment provided by IonIdea. For additional information, please see “Certain Relationships and Related Transactions”.

Code of Business Conduct and Ethics

The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The code of ethics applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the code to any person without charge, upon request to Ms. Jeannie Lovastik, Human Resources Generalist by calling (212) 979-8228 or by writing to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, NY 10118, Attention: Ms. Jeannie Lovastik.

The Company intends to disclose any amendments to or waivers of its code of ethics as it applies to directors or executive officers by filing them on Form 8-K.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has recommended to the Board of Directors of the Company the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2014.

Mercadien has served as the principal accountant for the Company since April 7, 2005.

Audit Fees

For the years ended December 31, 2013 and 2012, the aggregate fees paid or expected to be paid to Mercadien, P.C. for the audit of the Company’s financial statements for such years and the review of the Company’s interim financial statements were $80,000 each year.

Audit-Related Fees

During the years ended December 31, 2013 and 2012, there were no fees paid to Mercadien, P.C. for audit-related services.

Tax Fees

During the years ended December 31, 2013 and 2012, there were no fees paid to Mercadien, P.C. for tax advice and tax planning services.

All Other Fees

During the years ended December 31, 2013 and 2012, Mercadien, P.C. was paid or expected to be paid $4,000 and $0 respectively for professional services other than audit and tax services.

Audit Committee Policies and Procedures

The Audit Committee reviews the independence of the Company’s auditors on an annual basis and has determined that Mercadien, P.C. is independent. In addition, the Audit Committee pre-approves all fees and work which is performed by the Company’s independent auditor.

Report of the Audit Committee of the Board of Directors

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2013. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with Mercadien P.C., the Company’s independent accountants for the fiscal year ended December 31, 2013, the matters required to be discussed by Auditing Standard number 16 (Communication with Audit Committees), that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has received from Mercadien P.C. the required written communication, as required by the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence and has discussed with the independent audit firm, that firm’s independence.

CONCLUSION. Based on the review and discussions with management and Mercadien P.C. referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

AUDIT COMMITTEE:
Mr. Viraj Patel, Chairman
Mr. Kishan Ananthram
Mr. S. Jambunathan

Auditors’ Attendance at the Annual Meeting

A representative of Mercadien, P.C., the independent auditor of the Company for the year ending December 31, 2013, is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement at the Annual Meeting and is expected to be available to respond to appropriate questions.

Recommendation

The Board of Directors recommends that the shareholders RATIFY the selection of Mercadien, P.C. to be the independent auditor of the Company for the year ending December 31, 2014.

PROPOSAL 3

APPROVAL OF HELIOS AND MATHESON 2014 EQUITY INCENTIVE PLAN

The Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan

On March 3, 2014 our Board of Directors approved and adopted the Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan (the “2014 Plan”) which initially sets aside and reserves 400,000 shares (the “Shares”) of the Company’s common stock for grant and issuance under the 2014 Plan, in accordance with its terms and conditions. Persons eligible to receive awards from the 2014 Plan include employees (including officers and directors) of the Company and its affiliates, consultants who provide significant services to the Company or its affiliates and directors who are not employees of the Company or its affiliates (the “Participants”). At this time we have 82 employees and consultants (including our executive officers, one of whom is an employee of our subsidiary) and three non-employee directors, all of whom are eligible to receive awards from the 2014 Plan. The 2014 Plan permits the Company to issue to Participants qualified and/or non-qualified options to purchase the Company’s common stock, restricted common stock, performance units (comprised of, for example, common stock and an option to purchase common stock) and performance shares. The 2014 Plan will terminate on March 3, 2024. The Compensation Committee of the Board has been appointed as the committee responsible for administration of the 2014 Plan and has the sole discretion to determine which Participants will be granted awards and the terms and conditions of the awards granted. At this time, there has been no determination made by the Compensation Committee regarding who will receive awards from the 2014 Plan. The 2014 Plan may be amended by the Board of Directors.

The exercise price of options granted from the 2014 Plan will be the fair market value of the common stock, defined in the 2014 Plan as the last quoted sales price on the date of grant, unless the option is designated as an incentive stock option and the Participant owns securities representing more than 10% of the voting power outstanding (a “10% Holder”), in which case the exercise price will be 110% of the fair market value. No option can have a term that is longer than 10 years; an incentive stock option granted to a 10% Holder cannot have a term that is longer than 5 years. Following the termination of a Participant’s employment for a reason other than death or disability, an outstanding option will terminate three months following the Participant’s separation from service. If a Participant’s employment is terminated as a result of death or disability, an outstanding option will terminate one year following the Participant’s separation from service. Upon the exercise of any option, the exercise price will be payable to us in full in cash or its equivalent. The Compensation Committee, in its sole discretion, also may permit exercise (i) by tendering previously acquired common stock, owned for more than six months, having an aggregate fair market value at the time of exercise equal to the total exercise price or (ii) by any other means which the Compensation Committee, in its sole discretion, determines to both provide legal consideration for the common stock, and to be consistent with the purposes of the 2014 Plan. As of April 8, 2014, the fair market value of a share of our common stock was $5.28.

Federal Income Tax Consequences of the Issuance and Exercise of Stock Options

The following discussion is only a general overview of the tax effects of awards of stock options. It is not a comprehensive discussion or analysis of the tax effect of an award granted to any individual Participant. It is the responsibility of a Participant who receives an award from the 2014 Plan to consult with his or her tax advisor to determine the tax effects of the grant of any award to him or her.

Non-Statutory Stock Options

Under the current provisions of the Internal Revenue Code, if shares of common stock are issued to the original holder of a non-qualified option granted and exercised under the 2014 Plan (assuming there is not an active trading market for options of the Company), the Participant will not recognize income at the time of the grant of the option. However, on exercise of the option and purchase of the common stock, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock acquired at the time of exercise over the exercise price. Furthermore, upon the sale of the shares of common stock the Participant will recognize a short-term or long-term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount the Participant received from the sale of those shares and the Participant’s tax basis in the shares (as described below). Finally, we will be entitled to expense as compensation the amount of ordinary income that the holder recognized.

If the Participant pays the exercise price entirely in cash, the tax basis of the shares of common stock will be equal to the amount of the exercise price paid plus the ordinary income recognized by the Holder from exercising the options. This basis should equal the fair market value of the shares of common stock acquired on the date of exercise. The holding period will begin on the day after the tax basis of the shares is determined.

The ordinary income received by the Holder on exercise of the option is considered to be compensation from the Company. As with other forms of compensation, withholding tax and other trust fund payments will be due with respect to the exercise of the options.

Incentive Stock Options

The rule stated above is different when there has been an acquisition of our common stock pursuant to the exercise of an incentive stock option. The rules governing incentive stock options prevent the taxation of the options as income to the Participant at the time the option is granted or at the time the Participant exercises the option and buys the stock. The Participant incurs tax (which is at capital gains rates) only at the time of the sale of the stock the Participant purchased by exercising the option. However, in order to take advantage of the special tax treatment, there are certain restrictions relating to incentive stock options that must be met. The employee must have an option to receive shares of the corporation employing him, its parent or its subsidiary. The options must be granted within 10 years from the date that the plan is adopted by the Board of Directors or approved by the stockholders, whichever is earlier. Further, the option granted must be exercisable within 10 years from the date it is granted (five years in the case of a 10% Holder). The option price may not be less than the fair market value of the stock at the time the option is granted (110% of the fair market value in the case of a 10% Holder), and the option may not be transferred other than by death. The option may be exercised only by the employee (unless the employee dies, in which case his executor, administrator or representative would be entitled to exercise). The employee must remain an employee of the corporation from the time the option is granted until three months before the option is exercised. Once the stock has been purchased by exercise of the incentive option, it cannot be sold within two years from the date the option was granted or within one year from the date the option was exercised and the stock was purchased, whichever is later.

Recommendation

The Board of Directors recommends that the shareholders vote FOR approval of Helios and Matheson 2014 Equity Incentive Plan.

PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS

In recent years, good corporate governance commentators and advisors have advocated and, increasingly, governmental regulatory authorities, including the SEC, are mandating that public companies initiate procedures to ensure that our stockholders have input on our compensation programs for our named executive officers. This is commonly know as “Say-on-Pay”.

Our Board values and encourages constructive dialogue on executive compensation and other important governance topics with our stockholders, to whom it is ultimately accountable. We urge you to read this Proxy Statement for additional details on the Company’s executive compensation.

Our Say-on-Pay Proposal is designed to provide our stockholders with the opportunity to consider and vote upon the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including the compensation table and narrative discussion. Although the vote is advisory and non-binding on the Company or the Board, our Board and the Compensation Committee will review the voting results. To the extent there is any significant lack of support for the compensation of our named executive officers, we would expect to initiate procedures designed to help us better understand stockholder concerns.

Marking the Proxy Card “For” indicates support for the compensation of our named executive officers; marking the Proxy Card “Against” indicates lack of support for the compensation of our named executive officers. You may abstain by marking the “Abstain” box on the Proxy Card.

Vote and Recommendation

This is an advisory vote and does not require a minimum number of votes. However, our Board of Directors recommends that stockholders vote "FOR" the approval of the compensation paid to our named executive officers.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of March 28, 2014 by each person known by the Company to own beneficially more than 5% of the common stock. None of the Company’s directors or executive officers named in the Summary Compensation Table own shares of the Company’s common stock or have the right to acquire shares of the Company’s common stock. As of March 28, 2014, 2,330,438 shares of the Company’s common stock were outstanding. Unless otherwise indicated in the table below, the address of each shareholder is c/o Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite # 7520, New York, New York 10118.

	Common stock beneficially owned (1)
Name	Number of Shares		Percentage of Ownership
Helios and Matheson Information Technology Ltd	1,743,040	(2)	74.80%
Navneet Chugh S	230,000	(3)	9.9%

(1)

As used in the tables above, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have "beneficial ownership" of any security that such person has a right to acquire within 60 days of March 28, 2014. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, the Company believes each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares. The table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.

(2)	Helios and Matheson Information Technology Ltd.’s principal executive offices are located at Crest No 04-01, Ascendas International Tech Park, Taramani, Chennai 600 113 India.

(3)	Address of Navneet Chugh is 15925 Carmenita Road, Cerritos CA 90703 – 2206

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and certain beneficial owners of the Company's equity securities (the "Section 16 Reporting Persons") to file with the SEC reports regarding their ownership and changes in ownership of the Company’s equity securities. The Company believes that, during fiscal year 2013, its Section 16 Reporting Persons complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons, Promoters and Certain Control Persons

The following describes all transactions since January 1, 2012 and all proposed transactions in which the Company is, or it will be, a participant and the amount involved exceeds $120,000 or 1% of the average of the Company’s total assets at year end for the last 2 completed fiscal years; and in which any related person had or will have a direct or indirect material interest.

Effective August 1, 2013, the Company renewed a Statement Of Work dated August 1, 2012 (expired on July 31, 2013) with IonIdea, Inc. to provide certain professional services, workstation facilities and communication equipment to the Company and its wholly-owned subsidiary Helios and Matheson Global Services Private Limited. The Statement of Work commenced on August 1, 2008, and continues through July 31, 2014 and thereafter renewed automatically for one year unless terminated by either party in accordance with the provisions of the original agreement. Prior to September 4, 2008, the Company had been using the same professional services, workstation facilities and communication equipment from IonIdea without a contract since July 1, 2007. Kishan Grama Ananthram, a member of the Company’s Board of Directors, is the Chief Executive Officer of IonIdea and Mr. Ananthram and his spouse own all of the outstanding capital stock of IonIdea. The total amount paid to IonIdea is based upon the number of Company employees using workstation facilities and communication equipment. From January 1, 2011 through December 31, 2012 and January 1, 2013 through the date of this proxy statement, the amounts paid to IonIdea were $ 62,479 and $ 44,700 respectively.

In September 2010, the Company entered into a Memorandum of Understanding with Helios and Matheson Parent (the “HMIT MOU”) pursuant to which Helios and Matheson Parent has agreed to make available to the Company facilities of dedicated Off-shore Development Centers (“ODCs”) and also render services by way of support in technology, client engagement, management and operating the ODCs for the Company. The Company has furnished Helios and Matheson Parent a security deposit of $2 million to cover any expenses, claims or damages that Helios and Matheson Parent may incur while discharging its obligation under the HMIT MOU and also to cover the Company’s payable to Helios and Matheson Parent. Helios and Matheson Parent has been providing recruitment services to Helios and Matheson Analytics Inc. and has not charged a fee for these services. For the purpose of strengthening our client relationships, Helios and Matheson Parent also provides knowledge transition free of cost to clients and volume/business commitment based discounts. The investment made by Helios and Matheson Parent in this regard during the twelve months ended December 31, 2013 is approximately $123,695. The amounts payable to Helios and Matheson Parent for services rendered under the HMIT MOU were $392,808 and $430,722 for the twelve months ended December 31, 2013 and 2012, respectively. All payments to Helios and Matheson Parent under the MOU are made after collections are received from clients. The amounts paid to Helios and Matheson Parent for services rendered under the HMIT MOU were $283,645 and $308,778 for the twelve months ended December 31, 2013 and 2012, respectively. During the twelve months ending December 31, 2013, the Company paid an amount of $182,626 on behalf of the Helios and Matheson Parent.

Our Board of Directors has not adopted specific policies or guidelines relating to the approval of related party transactions. In approving transactions with directors and officers, our Board of Directors follows Section 144 of the Delaware General Corporation Law. Section 144 requires the following:

(1) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

In approving the transaction with IonIdea disclosed above, the disinterested members of the Board determined that the consideration to be paid for the services and equipment provided by IonIdea was comparable to the consideration that would have been paid to an independent party for similar services and equipment and was, therefore, fair to the Company.

In approving transactions with other related parties, our Board of Directors acts in accordance with their fiduciary duties as directors.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As the holder of approximately 75% of the Company’s outstanding voting securities, Helios and Matheson Parent will have significant influence on matters requiring shareholder approval, and will control matters which require only majority shareholder approval.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Executive Officers

The following table sets forth the names, ages and offices of the Company’s current executive officers.

Name	Age	Title
Divya Ramachandran	34	President and Chief Executive Officer

Umesh Ahuja	40	Chief Financial Officer

Divya Ramachandran. Please see the biographical information included in the discussion of Proposal 1.

Umesh Ahuja has been the Company’s Chief Financial Officer since November 11, 2010. Mr. Ahuja is a CMA (India) and has passed the CPA exam in the United States but has not sought certification in any state. Mr. Ahuja has 17 years of corporate experience. Since June 2009, he has been Vice President of Helios and Matheson Global Services, a wholly owned subsidiary of the Company located in Bangalore, India. From 1998 to 2009, Mr. Ahuja served as Assistant Vice President of Genpact India, a global leader in business process and technology management services.

There is no family relationships between any director, executive officer, or person nominated to become a director or executive officer.

Summary Compensation Table for 2013 and 2012

The following table sets forth certain information regarding all compensation awarded to, earned by or paid to our principal executive officer (the "named executive officer") for services rendered in all capacities during the years ended December 31, 2013 and 2012. During the last two fiscal years, no one other than the named executive officer received compensation in an amount in excess of $100,000.

Summary of Compensation table for 2013 and 2012
Name and Principal position	Year	Salary		Options Awards	Performance Bonus	All Other Compensation		Total

Divya Ramachandran	2013	250,000		-	-	69,600		319,600
President and Chief Executive Officer	2012	250,000	(1)	-	-	123,600	(2)	373,600

(1) In February 2012 Ms. Ramachandran’s salary was retroactively increased from $120,000 to $250,000 as of July 1, 2011. This increase resulted in a payment made to Ms. Ramachandran, during the year ended December 31, 2012, of $65,000, which was earned during the year ended December 31, 2011.

(2) Re-imbursement of rent expense includes $54,000 which was approved for the year 2011 but paid during 2012.

(3) All Other Compensation is comprised of monthly rent reimbursed to Ms. Ramachandran during the period.

Option Exercises for 2013

No options were exercised by the named executive officer of the Company during 2013.

Outstanding Equity Awards at 2013 Fiscal Year End

The named executive officer did not hold equity compensation awards as of December 31, 2013.

Employment Agreements

There are currently no employment agreements with the Company’s named executive officer.

Director Compensation

The following table sets forth certain information regarding compensation for services rendered by the Company’s directors during the fiscal year ended December 31, 2013. During the fiscal year ended December 31, 2013, there were no equity awards granted to directors.

Name	Fees Earned or Paid in Cash (a)
Srinivasaiyer Jambunathan	$30,000
Kishan Grama Ananthram	$30,000
Viraj Patel	$30,000
Divya Ramachandran	$-

(a)

Non-employee directors received non-employee directors’ compensation of $7,500 per quarter during 2013. Each director is reimbursed for travel and other reasonable expenses incurred as related to the business of the Company.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, proposals by shareholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than the close of business on December 18, 2014 in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our Secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission (“SEC”) governing shareholder proposals.

Recommendations from shareholders which are received after the deadline likely will not be considered timely for consideration by the Board for next year’s Annual Meeting.

OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to shareholders who share an address, should be directed to Helios and Matheson Analytics Inc., Attn: Mr. Umesh Ahuja, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228. In addition, shareholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the prior sentence.

A copy of the 2013 Annual Report to SHAREHOLDERS accompanies this Proxy Statement. COPIES OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2013, INCLUDING EXHIBITS, CONTAINING INFORMATION ON OPERATIONS AND THE COMPANY’S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD FAITH REPRESENTATION THAT, AS OF MARCH 28, 2014, SUCH REQUESTOR WAS A BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK. PLEASE WRITE TO:

HELIOS AND MATHESON ANALYTICS INC.

EMPIRE STATE BUILDING

350 FIFTH AVENUE

SUITE 7520

NEW YORK, NY 10118

ATTENTION: UMESH AHUJA, SECRETARY

Copies may also be obtained without charge through the SEC’s World Wide Web site at http://www.sec.gov

APPENDIX A

Helios and Matheson Analytics Inc.

2014 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

Section 1	BACKGROUND, PURPOSE AND DURATION	1
1.1	Background and Effective Date	1
1.2	Purpose of the Plan	1

Section 2	DEFINITIONS	1
2.1	"1934 Act"	1
2.2	"Affiliate"	1
2.3	"Award"	1
2.4	"Award Agreement"	1
2.5	"Board"	1
2.6	"Code"	1
2.7	"Committee"	1
2.8	"Company"	1
2.9	"Consultant"	1
2.10	"Director"	1
2.11	"Disability"	1
2.12	"Employee"	1
2.13	"Employee Director"	1
2.14	"Exercise Price"	1
2.15	"Fair Market Value"	1
2.16	"Grant Date"	1
2.17	"Incentive Stock Option"	1
2.18	"Non-employee Director"	2
2.19	"Nonqualified Stock Option"	2
2.2	"Option"	2
2.21	"Participant"	2
2.22	"Performance Share"	2
2.23	"Performance Unit"	2
2.24	"Period of Restriction"	2
2.25	"Plan"	2
2.26	"Restricted Stock"	2
2.27	"Rule 16b-3"	2
2.28	"Section 16 Person"	2
2.29	"Shares"	2
2.30	"Subsidiary"	2
2.31	"Termination of Service"	2

Section 3	ADMINISTRATION
3.1	The Committee	2
3.2	Authority of the Committee	2
3.3	Delegation by the Committee	2
3.4	Non-employee Directors	2
3.5	Decisions Binding	3

Section 4	SHARES SUBJECT TO THE PLAN	3
4.1	Number of Shares	3
4.2	Adjustments in Awards and Authorized Shares	3

Section 5	STOCK OPTIONS	3
5.1	Grant of Options	3
5.2	Award Agreement	3
5.3	Exercise Price	3
5.3.1	Nonqualified Stock Options	3
5.3.2	Incentive Stock Options	3
5.3.3	Substitute Options	3
5.4	Expiration of Options	3
5.4.1	Expiration Dates	3
5.4.2	Death of Participant	3
5.4.3	Committee Discretion	4
5.5	Exercisability of Options	4
5.6	Payment	4
5.7	Restrictions on Share Transferability	4
5.8	Certain Additional Provisions for Incentive Stock Options	4

5.8.1	Exercisability	4
5.8.2	Company and Subsidiaries Only	4
5.8.3	Expiration	4

Section 6	INTENTIONALLY OMITTED	4

Section 7	RESTRICTED STOCK	4
7.1	Grant of Restricted Stock	4
7.2	Restricted Stock Agreement	4
7.3	Transferability	4
7.4	Other Restrictions	4
7.5	Removal of Restrictions	5
7.6	Voting Rights	5
7.7	Dividends and Other Distributions	5
7.8	Return of Restricted Stock to Company	5

Section 8	PERFORMANCE UNITS AND PERFORMANCE SHARES	5
8.1	Grant of Performance Units/Shares	5
8.2	Initial Value	5
8.3	Performance Objectives and Other Terms	5
8.4	Earning of Performance Units and Performance Shares	5
8.5	Form and Timing of Payment	5
8.6	Cancellation	5

Section 9	NON-EMPLOYEE DIRECTORS	5
9.1	Granting of Awards	5
9.1.1	Discretionary Options	5
9.1.2	Other Awards	5
9.2	Terms of Nondiscretionary Options	5
9.2.1	Option Agreement	5
9.2.2	Exercise Price	5
9.2.3	Exercisability	6
9.2.4	Expiration of Options	6
9.2.5	Death of Non-employee Director	6
9.2.6	Not Incentive Stock Options	6
9.2.7	Other Terms	6
9.3	Terms of Other Awards	6

Section 10	MISCELLANEOUS	6
10.1	No Effect on Employment or Service	6
10.2	Participation	6
10.3	Indemnification	6
10.4	Successors	6
10.5	Beneficiary Designations	6
10.6	Nontransferability of Awards	6
10.7	No Rights as Stockholder	6
10.8	Withholding Requirements	7
10.9	Withholding Arrangements	7
10.10	Deferrals	7

Section 11	AMENDMENT, TERMINATION, AND DURATION	7
11.1	Amendment, Suspension, or Termination	7
11.2	Duration of the Plan	7

Section 12	LEGAL CONSTRUCTION	7
12.1	Gender and Number	7
12.2	Severability	7
12.3	Requirements of Law	7
12.4	Compliance with Rule 16b-3	7
12.5	Governing Law	7
12.6	Captions	7

HELIOS AND MATHESON ANALYTICS INC

2014 EQUITY INCENTIVE PLAN

HELIOS AND MATHESON ANALYTICS INC, hereby adopts HELIOS AND MATHESON ANALYTICS INC. 2014 EQUITY INCENTIVE PLAN, as follows:

SECTION 1

BACKGROUND, PURPOSE AND DURATION

1.1 Background and Effective Date. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, and Performance Shares. The Plan was approved by the Board and became effective on ……………………., 2014 (the "Effective Date"). The Board shall seek approval of the Plan by the Company's stockholders within 12 months of the Effective Date.

1.2 Purpose of the Plan. The Plan is intended to increase incentive and to encourage Share ownership on the part of (1) Employees (including officers and Directors) of the Company and its Affiliates, (2) Consultants who provide significant services to the Company and its Affiliates, and (3) Directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling controlled by, or under common control with the Company.

2.3 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, or Performance Shares.

2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5 "Board" means the Board of Directors of the Company.

2.6 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7 "Committee" means the Compensation committee(s) or any other committee (s) appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.8 "Company" means Helios and Matheson Analytics Inc, a Delaware corporation, or any successor thereto.

2.9 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

2.10 "Director" means any individual who is a member of the Board.

2.11 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.12 "Employee" means any employee (including officers and Directors) of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.13 "Employee Director" means a Director who is an Employee of the Company or of any Affiliate.

2.14 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.15 "Fair Market Value" means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day after the relevant date, as determined by the Committee.

2.16 "Grant Date" means, with respect to an Award, the date that the Award was granted.

2.17 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

1

2.18 "Non-employee Director" means a Director who is an Employee of neither the Company nor of any Affiliate.

2.19 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

2.21 "Participant" means an Employee, Consultant, Employee Director, or Non-employee Director who has an outstanding Award.

2.22 "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

2.23 "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

2.24 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

2.25 "Plan" means this Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.26 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

2.27 "Rule 16B-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

2.28 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

2.29 "Shares" means the shares of the Company's common stock, $0.01 par value.

2.30 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.31 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of an Employee Director or Non-employee Director, a cessation of the Director's service on the Board for any reason.

SECTION 3

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. In addition, the Board may appoint or remove members of a separate committee to administer the Plan with respect to Section 16 Persons, which committee shall have all the powers and authorities of the Committee with respect to such persons and shall consist of (a) the Board itself or (b) those individuals who shall satisfy the requirements of Rule 16b-3.

3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants, and Employee Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Awards granted to Non-employee Directors), (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualifications under Rule 16b-3.

3.4 Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer the Plan with respect to grants of Awards to Non-employee Directors, and the Committee shall exercise no discretion with respect to any Awards to Non-employee Directors. In the Board's administration of the Plan, and the Awards to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee.

2

3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.2 below, the total number of Shares available for grant under the Plan shall be 400,000 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

4.2 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Awards granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Consultants, and Employee Directors at any time and from time to time as determined by the Committee in its sole discretion. Subject to the terms of the Plan, the Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

5.4 Expiration of Options.

5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a) The date for termination of the Option set forth in the written Award Agreement; or

(b) The expiration of ten (10) years from the Grant Date; or

(c) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death or Disability; or

(d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to one (1) year after the date of death.

3

5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.3 regarding Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, owned more than six months or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7 Restrictions On Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8 Certain Additional Provisions for Incentive Stock Options.

5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

5.8.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

5.8.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

SECTION 6

INTENTIONALLY OMITTED

SECTION 7

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants and Employee Directors in such amounts as the Committee, in its sole discretion, shall determine. Subject to the terms of the Plan, the Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

4

7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees, Consultants, and Employee Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. Subject to the terms of the Plan, the Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a pay out of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned such Awards in cash, Shares or a combination thereof.

8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

SECTION 9

NON-EMPLOYEE DIRECTORS

9.1 Granting of Awards.

9.1.1 Discretionary Options. The Board, in its sole discretion, may grant Nonqualified Stock Options to each Non-employee Director.

9.1.2 Other Awards. Subject to the terms of the Plan, , Restricted Stock, Performance Units, and Performance Shares may be granted to Non-employee Directors at any time and from time to time, as shall be determined by the Board in its own discretion.

9.2 Terms of Nondiscretionary Options.

9.2.1 Option Agreement. Each Option granted pursuant to Sections 9.1.1 and 9.1.2 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to Sections 9.1.1 and 9.1.2 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

5

9.2.3 Exercisability. Each Option granted pursuant to Sections 9.1.1 and 9.1.2 shall become exercisable in full on the first anniversary of the Grant Date. Unless provided otherwise in the Award Agreement, once an Non-employee Director ceases to be a Director, his or her Options which are not exercisable shall not become exercisable.

9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

(a) The expiration of five (5) years from the Grant Date; or

(b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other the Participant's death or Disability; or

(c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

9.2.5 Death of Non-employee Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of death.

9.2.6 Not Incentive Stock Options. Options granted pursuant to Sections 9.1.1 and 9.1.2 shall not be designated as Incentive Stock Options.

9.2.7 Other Terms. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

9.3 Terms of Other Awards. Subject to the terms of the Plan, each Award to a Non-employee Director shall be evidenced by an Award Agreement and shall specify all the terms and conditions for such Award, including, but not limited to, number of Shares subject to the Award, exercise price (if any) and vesting and/or performance requirements. All provisions of the Plan not inconsistent with this Section 9 shall apply to Awards (other than Options) granted to Non-employee Directors; provided, however, that any section of the Plan that grants the Committee discretion to set the terms and conditions of Awards shall be inapplicable with respect to Non-employee Directors.

SECTION 10

MISCELLANEOUS

10.1 No Effect On Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

10.2 Participation. No Employee, Consultant or Employee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

10.6 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section

10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

6

10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.

10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy the minimum tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 11

AMENDMENT, TERMINATION, AND DURATION

11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2 Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. The Company intends to seek shareholder approval of the Plan within 12 months from the Effective Date; provided, however, if the Company fails to obtain shareholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an Incentive Stock Option at any time under the Plan will not qualify as an Incentive Stock Option within the meaning of the Code and will be deemed to be a Nonqualified Stock Option. Unless earlier terminated as provided herein, the Plan will terminate on the tenth anniversary of the Effective Date.

SECTION 12

LEGAL CONSTRUCTION

12.1 Gender and Number. Except where otherwise indicated by the context any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.4 Compliance With Rule 16B-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

12.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

12.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

IN WITNESS WHEREOF, Helios and Matheson Analytics Inc., by its duly authorized officer, has executed the Plan on the date indicated below to record the adoption of the Plan by the Board on ………………, 2014.

HELIOS AND MATHESON ANALYTICS, INC.

Dated as of: ………………..

By /s/ Umesh Ahuja

--------------------------------------

Title: Chief Financial Officer

7

HELIOS AND MATHESON ANALYTICS INC

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ms. Divya Ramachandran, President and Chief Executive Officer, Helios and Matheson Analytics Inc., a Delaware corporation (the “Company”), as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 2014 Annual Meeting of Shareholders of the Company, to be held on May 5, 2014, at 10:00 a.m. (local time), at the offices of the Company’s headquarter located at Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118 and at any and all adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters (and with discretionary authority as to any and all other):

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN AND RETURN THIS PROXY WITHOUT GIVING ANY INSTRUCTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW AND FOR ALL OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Address Change/Comments (Mark the corresponding box on the reverse side)
(Continued and to be marked, dated and signed, on the other side)

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders: The Proxy Statement, Annual

Report and other Proxy Materials are available at: http://www.hmny.com

8

Please mark your votes as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 3 AND 4. Please mark your votes as in this example /x/.

		FOR ALL NOMINEES listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below	EXCEPTIONS

1.	Election of Directors Nominees

01 Srinivasaiyer Jambunathan
02 Kishan Grama Ananthram
03 Divya Ramachandran
04 Viraj Patel

2.	To ratify the appointment of Mercadien P.C., as the independent public accountants of the Company for the fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN

3.	To approve the Helios and Matheson 2014 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

4.	Advisory vote on executive compensation.

FOR	AGAINST	ABSTAIN

Signature(s)_____________________________________________________________________________________Dated_____________2014

NOTE: Please sign exactly as the name appears on this card. When shares are held by two or more persons, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 Fold and detach here

9